EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED SEPTEMBER 4, 2014 TO

PROSPECTUS DATED JULY 31, 2014

1.	IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE LARGE CAP GROWTH FUND

On August 21, 2014, the Board of Trustees (the “Board”) of Northern Funds approved the reorganization of the Large Cap Growth Fund of Northern Funds (the “Acquired Fund”) pursuant to a Plan of Reorganization, which contemplates the reorganization of the Acquired Fund into the Large Cap Core Fund of Northern Funds (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). The reorganization is expected to take effect on or about November 14, 2014. The reorganization does not require a shareholder vote.

After considering the recommendation of Northern Trust Investments, Inc. (“NTI”), each Fund’s investment adviser, the Board concluded that the reorganization would be in the best interests of each Fund and its shareholders and shareholders’ interests will not be diluted as a result of the reorganization. It is currently anticipated that the reorganization of the Funds will be effected on a tax-free basis for federal income tax purposes. More information about the Acquiring Fund and the definitive terms of the reorganization will be included in a prospectus/information statement that will be mailed to shareholders at a later date.

If a shareholder redeems shares of the Acquired Fund within two days of the effective date of the reorganization, the payment of proceeds may be delayed for up to seven days.

2.	The following replaces the Large Cap Core Fund’s (formerly known as the Enhanced Large Cap Fund) Investment Objective on page 9 of the Prospectus:

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. Any income received is incidental to this objective.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT (9/14)

NORTHERN FUNDS PROSPECTUS